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                                                                    EXHIBIT 23.2




                      [LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vertel Corporation on Form S-8 of our report dated February 4, 1999, except for
Note 15, as to which the date is March 18, 1999, appearing in the Annual Report on Form 10-K of Vertel Corporation for the year ended December 31, 1998.

/s/ DELOITTE & TOUCHE LLP